Exhibit 32

CERTIFICATION

In connection with the Quarterly Report of Global Broadcast Group, Inc. (the “Company”) on Form 10-QSB for the period ending September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Sam Winer, President, Chief Executive Officer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects the financial condition and results of the Company.

Date: November 14, 2003	/s/ Sam Winer

Sam Winer President, Chief Executive Officer and Principal Financial Officer